UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2015

COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On July 30, 2015, CommunityOne Bancorp (“COB”) announced its financial results for the second quarter 2015.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference. The information included in this Item 2.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in the filing.

 Item 7.01       Regulation FD Disclosure

Also on July 30, 2015, COB posted its Second Quarter 2015 Earnings Presentation on the Investor Relations section of its website, www.community1.com. A copy of the Earnings Presentation is attached as Exhibit 99.2 to this report and is incorporated by reference. COB will hold an investor conference call to discuss the financial results set forth in the Earnings Presentation on July 30, 2015 at 11:00 a.m. The Earnings Presentation contains forward-looking statements regarding COB within the meaning of the safe harbor provisions of the federal securities laws. These statements are based on COB’s expectations and involve risks and uncertainties that could cause actual results to differ materially from those set forth in the statements. These risks are discussed in COB's Annual Report on Form 10-K for the year ended December 31, 2014 and in its Quarterly Reports on Form 10-Q. The forward-looking statements speak only as of the date they are made and COB undertakes no obligation to update or review any forward-looking statement.

The information included in this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in the filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 30, 2015, announcing CommunityOne Bancorp’s financial results for the second quarter 2015.
99.2	CommunityOne Bancorp Second Quarter 2015 Earnings Presentation issued July 30, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2015	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated July 30, 2015, announcing CommunityOne Bancorp’s financial results for the second quarter 2015.
99.2	CommunityOne Bancorp Second Quarter 2015 Earnings Presentation issued July 30, 2015.